Note 32 - Business Combinations	12 Months Ended
Dec. 31, 2020
Disclosure of detailed information about business combination [abstract]
Note 32 - Business Combinations

32                    Business combinations

Acquisition of IPSCO Tubulars, Inc.

  Acquisition and price determination

On January 2, 2020, Tenaris acquired 100% of the shares of IPSCO, a U.S. manufacturer of steel pipes, from PAO TMK (“TMK”). The acquisition price was determined on a cash-free, debt-free basis, and the amount paid in cash at the closing, following contractual adjustments for cash, indebtedness, working capital and certain other items as estimated by the seller as of the closing date, was $1,067 million. The final acquisition price was subject to a contractual true-up adjustment based on actual amounts of cash, indebtedness, working capital and certain other items as of the closing date. On June 25, 2020 Tenaris and PAO TMK signed a Letter Agreement in which they settled the discussions regarding certain adjustments on the transaction price. The parties finally determined the closing price in an amount equal to $1,029 million, which is less than the closing price paid by an amount equal to $38.5 million. This amount was collected on July 2, 2020 and this agreement implies that all disputes relating to the closing statement were resolved.

IPSCO’s facilities are located mainly in the midwestern and northeastern regions of the country. IPSCO’s steel shop in Koppel, Pennsylvania, is Tenaris’s first in the United States, providing vertical integration through domestic production of a relevant part of its steel bar needs. The Ambridge, Pennsylvania, mill adds a second seamless manufacturing facility and complements Tenaris’s seamless plant in Bay City, Texas. Given the abrupt and steep decline in market demand in 2020, all of IPSCO’s facilities were temporarily closed but some of them are expected to resume operations during the 2021 as market continues to improve.

In connection with the closing of the transaction, subsidiaries of Tenaris and TMK entered into a 6-year master distribution agreement (the “MDA”) for more information see note 26 (ii).

The Company has begun consolidating IPSCO’s balances and results of operations as from January 2, 2020. The acquired business contributed revenues for $186.7 million, mainly assigned to Tubes segment, with a minor contribution to the Company’s margin for the period starting January 2, 2020 and ending December 31, 2020.

  Fair value of net assets acquired

The application of the purchase method requires certain estimates and assumptions, mainly concerning the determination of the fair values of the acquired intangible assets and property, plant and equipment as well as the liabilities assumed at the date of the acquisition, including the timing and amounts of cash flow projections, the revenue growth rates, the customer attrition rates and the discount rate. The fair values determined at the acquisition date are based mainly on discounted cash flows and other valuation techniques.

The purchase price allocation was carried out with the assistance of a third-party expert. Following IFRS 3, during the period ended December 31, 2020, the Company continued reviewing the allocation and, based on new information related to events or circumstances existing at the acquisition date, made certain adjustments over the value of the identifiable assets acquired such as inventory, property, plant and equipment, other liabilities and deferred tax assets.

The allocation of the fair values determined for the assets and liabilities arising from the acquisition is as follows:

Fair value of acquired assets and liabilities:	$ million
Property, Plant and Equipment	503
Intangible assets	170
Working capital	138
Cash and Cash Equivalents	4
Borrowings	(53)
Provisions	(27)
Other assets and liabilities, net	(63)
Net assets acquired	672

Tenaris acquired total assets and liabilities shown above, for approximately $1,029 million. As a result of the acquisition, Tenaris recognized goodwill for approximately $357 million. The goodwill is not deductible for tax purposes.

The goodwill generated by the acquisition is mainly attributable to the synergy created following the integration between Tenaris and IPSCO, which is expected to enhance Tenaris’s position as well as its local manufacturing presence in the U.S. market, and also expand its product range and services capabilities.

After the conclusion of the preliminary purchase price allocation determination and as a consequence of the unprecedented decline in oil prices and other changes in circumstances, the goodwill mentioned above was impaired, for more information see note 5.

Acquisition-related costs of $9.7 million were included in general and administrative expenses ($9.4 and $0.3 in 2019 and 2020 respectively). For contingent liabilities related to the acquisition see note 26 (i).

Acquisition of Saudi Steel Pipe Company

  Acquisition and price determination

On January 21, 2019, Tenaris acquired 47.79% of the shares of SSPC, a welded steel pipes producer listed on the Saudi stock market, for a total amount of SAR530 million (approximately $141 million). The amount was paid with Tenaris cash in hand. SSPC’s facilities are located in the Eastern Province of the Kingdom of Saudi Arabia and have a manufacturing capacity of 360,000 tons per year. SSP started its operations in 1980 and serves energy industrial and commercial segments, is qualified to supply products with major national oil companies in the region.

Upon closing of the acquisition, four Tenaris’s nominees were appointed as new members of the SSPC’s board of directors and a Tenaris senior executive was appointed as managing director and chief executive officer of SSPC. Such appointment was ratified at the shareholders meeting of SSPC held on May 7, 2019, where the shareholders also approved the reappointment of the Tenaris’s nominees until June 6, 2022.

The Company has begun consolidating SSPC’s balances and results of operations as from January 21, 2019.

  Fair value of net assets acquired

The application of the purchase method requires certain estimates and assumptions specially concerning the determination of the fair values of the acquired intangible assets and property, plant and equipment as well as the liabilities assumed at the date of the acquisition. The fair values determined at the acquisition date are based mainly on discounted cash flows and other valuation techniques.

The allocation of the fair values determined for the assets and liabilities arising from the acquisition is as follows:

Fair value of acquired assets and liabilities:	SAR million	$ million
Property, Plant and Equipment	671	179
Customer relationship	305	81
Investment in associated	77	21
Working capital	167	45
Cash and Cash Equivalents	32	9
Other Receivables	11	3
Borrowings	(304)	(81)
Employees end of service benefits	(59)	(16)
Deferred Tax Liabilities	(47)	(13)
Net assets acquired	853	228

Tenaris acquired 47.79% of total assets and liabilities shown above, approximately $109 million. As of the result of the acquisition, the Company recognized a Goodwill of approximately $32.9 million. Tenaris has chosen to recognize the non-controlling interest at the proportionate share of the acquiree’s net identifiable assets.

The acquired business contributed revenues for $170.6 million with a minor contribution to Tenaris’s margin for the period starting January 21, 2019 and ending December 31, 2019.

If the acquisition had occurred on January 1, 2019, consolidated revenue and profit after tax would have not changed significantly.

The purchase price allocation has been done with the assistance of a third party expert.